Osterweis Fund
Osterweis strategic income fund
Osterweis Strategic Investment Fund
Osterweis institutional equity fund

Supplement dated May 13, 2014 to
Summary Prospectuses, Prospectus and
Statement of Additional Information dated June 30, 2013, as supplemented

Effective June 30, 2014, the Funds will no longer assess a 2.00% redemption fee on sales of Fund shares occurring within 30 days of purchase.

Accordingly, all references to the redemption fee in the Summary Prospectuses, statutory Prospectus and Statement of Additional Information are hereby deleted.

Please retain this Supplement with the Summary Prospectus, Prospectus and
Statement of Additional Information.

ONE MARITIME PLAZA, SUITE 800	SAN FRANCISCO, CA 94111	OSTERWEIS.COM (415) 434-4441

Osterweis Fund
Osterweis Strategic Investment Fund
Osterweis institutional equity fund

Supplement dated May 13, 2014 to
Prospectus dated June 30, 2013, as supplemented

Effective May 9, 2014, Zachary Perry will no longer serve as one of the portfolio managers for the Funds.

Accordingly, all references to Mr. Perry in the Prospectus are hereby deleted.

Effective immediately, Nael Fakhry will serve as one of the portfolio managers for the Funds.

Accordingly, pages 3, 11, and 14 of the Prospectus are hereby revised to add the following information in the Portfolio Managers sections:

Nael Fakhry – Portfolio Manager of the Fund since 2014

The following information is added to page 24 of the Prospectus:

Portfolio Manager	Length of Service with the Funds	Business Experience During the Past Five Years

Nael Fakhry	Osterweis Fund (Portfolio Manager since 2014) Osterweis Strategic Investment Fund (Portfolio Manager since 2014) Osterweis Institutional Equity Fund (Portfolio Manager since 2014)
Mr. Nael Fakhry serves as Vice President and Portfolio Manager of Osterweis Capital Management, Inc. and Osterweis Capital Management L.L.C.  He joined the Advisers as an Analyst in 2011.  Prior to joining the Advisers, Mr. Fakhry was an Associate at American Securities, a private equity firm, from 2006 to 2009, and an Analyst in the investment banking division of Morgan Stanley from 2004 to 2006.  He attended business school from 2009 to 2011.  Mr. Fakhry earned a B.A. from Stanford University and an M.B.A. from the University of California Berkeley, Walter A. Haas School of Business.

Please retain this Supplement with the Prospectus.

ONE MARITIME PLAZA, SUITE 800	SAN FRANCISCO, CA 94111	OSTERWEIS.COM (415) 434-4441

Osterweis Fund
Osterweis Strategic Investment Fund
Osterweis institutional equity fund

Supplement dated May 13, 2014 to
Summary Prospectuses dated June 30, 2013, as supplemented

Effective May 9, 2014, Zachary Perry will no longer serve as one of the portfolio managers for the Funds.

Accordingly, all references to Mr. Perry in the Summary Prospectuses are hereby deleted.

Effective immediately, Nael Fakhry will serve as one of the portfolio managers for the Funds.

Accordingly, each Summary Prospectus is hereby revised to add the following information in the Portfolio Managers section:

Nael Fakhry – Portfolio Manager of the Fund since 2014

Please retain this Supplement with the Summary Prospectus.

ONE MARITIME PLAZA, SUITE 800	SAN FRANCISCO, CA 94111	OSTERWEIS.COM (415) 434-4441

Osterweis Fund
Osterweis Strategic Investment Fund
Osterweis institutional equity fund

Supplement dated May 13, 2014 to
Statement of Additional Information (“SAI”) dated June 30, 2013

Effective May 9, 2014, Zachary Perry will no longer serve as one of the portfolio managers for the Funds.

Accordingly, all references to Mr. Perry in the SAI are hereby deleted.

Effective immediately, Nael Fakhry will serve as one of the portfolio managers for the Funds.

Accordingly, the following disclosure replaces portions of the section titled, “Portfolio Managers” on pages 36-38 of the SAI:

PORTFOLIO MANAGERS

Investment teams are responsible for the day-to-day management of each of the Funds.  The members of the investment team responsible for the Osterweis Fund and the Osterweis Institutional Equity Fund include:  John S. Osterweis, Matthew K. Berler, Alexander (Sasha) Kovriga, Gregory S. Hermanski and Nael Fakhry. The following provides information regarding other accounts managed by the investment team as of March 31, 2014.  Asset amounts are approximate and have been rounded.

Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed (in millions)	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance (in millions)
Other Registered Investment Companies	1	$72	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	357	$2,107	0	$0

ONE MARITIME PLAZA, SUITE 800	SAN FRANCISCO, CA 94111	OSTERWEIS.COM (415) 434-4441

*   *   *   *

Messrs. Kaufman, Kovriga, Hermanski, Lee, Fakhry and Kane’s compensation is a fixed salary that is determined after considering appropriate industry standards.  Their salaries are not based on the performance of the Funds or the Funds’ overall net assets.  The portfolio managers receive discretionary bonuses that are not fixed.  Their discretionary bonuses are determined by a subjective evaluation of, for example but without limitation to, their contribution to the performance of the Funds and other accounts that they manage, their contributions to the quality of research and investment ideas generated by the Advisers, and the overall financial condition of the Advisers.  They also participate in a retirement plan.

Messrs. Osterweis, Berler, Kovriga, Hermanski, Fakhry, Kaufman, Lee and Kane are shareholders of Osterweis Capital Management, Inc., and therefore are entitled to earnings proportionate to their ownership share.  They are also Members of Osterweis Capital Management, LLC, and therefore entitled earnings proportionate to their ownership interests.

The following indicates the dollar range of shares that each portfolio manager beneficially owns in each Fund as of March 31, 2014:

Table Key
None	A
$1-$10,000	B
$10,001-$50,000	C
$50,001-$100,000	D
$100,001 - $500,000	E
$500,001-$1,000,000	F
Over $1,000,000	G

Name of Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned
	Osterweis Fund	Osterweis Strategic Income Fund	Osterweis Strategic Investment Fund	Osterweis Institutional Equity Fund
John S. Osterweis	G	G	G	E
Carl P. Kaufman	E	F	F	A
Alexander (Sasha) Kovriga	G	B	G	A
Matthew K. Berler	G	A	G	A
Gregory S. Hermanski	G	F	E	A
Simon T. Lee	E	G	G	A
Bradley M. Kane	B	E	D	A
Nael Fakhry	E	A	A	A

2

    Messrs. Osterweis, Berler, Kovriga, Hermanski and Fakhry manage approximately 350 individual accounts.  Messrs. Kaufman, Lee and Kane manage a small number of individual accounts.  Actual or apparent material conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one investment account or in other circumstances.  Portfolio managers of the Funds may be presented with potential conflicts of interests in the allocation of investment opportunities, the allocation of their time and investment ideas and the allocation of aggregated orders among the Funds’ accounts and other accounts managed by the portfolio managers, including among any affiliated client accounts, any accounts in which the portfolio managers may have personal investments.  As noted above, some portfolio managers are shareholders of Osterweis Capital Management, Inc. and members of Osterweis Capital Management, LLC, and therefore are entitled to earnings proportionate to their respective ownership interests in the Advisers.  The Advisers believe such inherent conflicts of interest in managing accounts for various clients are controlled and mitigated by the Advisers’ Trade Allocation Policy, Code of Ethics and other compliance policies and procedures to which the portfolio managers are subject.

Please retain this Supplement with the SAI.